                                                                    EXHIBIT 99.1

FIRST VALLEY BANCORP, INC. AND SUBSIDIARY

JUNE 30, 2007


CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(IN THOUSANDS EXCEPT SHARE DATA)
                                                                               June 30,       December 31,
                                                                                   2007               2006
                                                                 ------------------------------------------
                                                                            (Unaudited)
        ASSETS
        ------
        Cash and due from depository institutions                            $   4,987           $  12,319
        Federal funds sold and money market accounts                            12,694              13,841
        Investment securities                                                   24,014              26,672
        Loans receivable,  net                                                 140,792             133,709
        Loans held for sale                                                        222               1,080
        Premises and equipment, net                                              2,867               2,321
        Federal Home Loan Bank of Boston Stock                                     602                 719
        Accrued income receivable                                                  863                 865
        Deferred income taxes                                                    1,048               1,052
        Other assets                                                               538                 569
                                                                 ------------------------------------------
        TOTAL ASSETS                                                         $ 188,627           $ 193,147
                                                                 ==========================================


        LIABILITIES AND STOCKHOLDERS' EQUITY
        ------------------------------------
        Deposits:
           Non-interest bearing                                              $  21,049           $  18,225
           Interest bearing                                                    145,870             146,533
                                                                 ------------------------------------------
        Total deposits                                                         166,919             164,758
        Borrowed funds                                                           8,800              14,952
        Mortgagors' escrow accounts                                                170                 169
        Other liabilities                                                        2,299               2,737
                                                                 ------------------------------------------
        Total Liabilities                                                      178,188             182,616

        Commitments and contingencies

        Stockholders' Equity:
        Common stock, no par value; authorized 3,000,000 shares; issued and outstanding 1,194,550 at June 30, 2007
           and December 31, 2006                                                   899                 899
        Additional paid-in capital                                               8,273               8,273
        Retained earnings                                                        1,529               1,627
        Accumulated other comprehensive loss                                      (262)               (268)
                                                                 ------------------------------------------
        Total Stockholders' Equity                                              10,439              10,531
                                                                 ------------------------------------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $ 188,627           $ 193,147
                                                                 ==========================================

        See notes to consolidated financial statements

FIRST VALLEY BANCORP, INC. AND SUBSIDIARY

JUNE 30, 2007


CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(IN THOUSANDS EXCEPT SHARE DATA)



                                                                 Three Months Ended             Six Months Ended
                                                                      June 30,                       June 30,
                                                              -----------------------          -----------------------
      Interest income:                                            2007          2006               2007          2006
                                                                  ----          ----               ----          ----
         Interest on loans                                    $   2,600     $   2,166          $   5,128     $   4,162
         Interest and dividends on investments and deposits         432           344                888           727
                                                              -----------------------          -----------------------
      Total interest income                                       3,032         2,510              6,016         4,889

      Interest expense:
         Deposits and escrow                                      1,448           868              2,870         1,620
         Borrowed funds                                             119           205                241           444
                                                              -----------------------          -----------------------
      Total interest expense                                      1,567         1,073              3,111         2,064
                                                              -----------------------          -----------------------
      Net interest income                                         1,465         1,437              2,905         2,825

      Provision for loan losses                                     110            75                209           150
                                                              -----------------------          -----------------------

      Net interest income after provision for loan losses         1,355         1,362              2,696         2,675

      Noninterest income:
          Service charges and other fees                            185           106                341           192
          Realized losses on investments                              -             -                  -           (86)
                                                              -----------------------          -----------------------
      Total noninterest income                                      185           106                341           106
      Noninterest expenses:
         Salaries                                                   704           497              1,395           950
         Employee benefits and taxes                                130           102                266           193
         Occupancy and equipment                                    369           183                747           365
         Professional fees                                           81            52                163           101
         Marketing                                                   51            34                 91            59
         Office supplies                                             29            20                 58            35
         Outside service fees                                        72            56                137           103
         Merger related expenses                                     42             -                 77             -
         Other                                                      134           113                257           190
                                                              -----------------------          -----------------------
      Total noninterest expenses                                  1,612         1,057              3,191         1,996
                                                              -----------------------          -----------------------
      Income (loss) before income tax expense (benefit)             (72)          411               (154)          785
      Income tax expense (benefit)                                  (39)          170                (55)          322
                                                              -----------------------          -----------------------
      NET INCOME (LOSS)                                       $     (33)    $     241          $     (99)    $     463
                                                              =======================          =======================

      Basic income  (loss) per share                          $   (0.03)    $    0.20          $   (0.08)    $    0.39
      Diluted income  (loss) per share                        $   (0.03)    $    0.19          $   (0.08)    $    0.37

      Weighted-average shares outstanding - basic             1,194,550     1,187,719          1,194,550     1,187,646
      Weighted-average shares outstanding - diluted           1,265,275     1,243,888          1,265,275     1,243,815

      See notes to consolidated financial statements

FIRST VALLEY BANCORP, INC. AND SUBSIDIARY

JUNE 30, 2007


CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(IN THOUSANDS)
                                                                                    Six Months Ended June 30,
                                                                                --------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES                                                2007                   2006
                                                                                    ----                   ----
Net income (loss)                                                               $    (99)              $    463
Adjustments to reconcile net income to net
 cash provided by operating activities:
     Realized  losses on investments                                                   -                     86
     Depreciation                                                                    184                    112
     Provision for loan losses                                                       209                    150
     Amortization of debt issuance costs                                               3                      3
     Amortization (accretion) of premiums (discounts), net                            37                     56
     Common stock issued as compensation                                               -                     27
     Net Change in:                                                                                           -
       Accrued income receivable                                                       2                    (75)
       Deferred loan fees                                                            (10)                    84
       Other assets                                                                   32                   (196)
       Other liabilities                                                            (438)                  (785)
                                                                                --------------------------------
Net cash provided (used)  by operating activities                                    (80)                   (75)
                                                                                --------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from maturities, calls and paydowns
  of available-for-sale securities                                                 7,131                  3,214
Proceeds from sales of available-for-sale securities                                   -                  3,122
Purchase of available-for-sale securities                                         (4,500)                  (500)
Loan originations net of principal payments                                       (6,424)               (15,359)
Redemption (purchase) of Federal Home Loan Bank
  of Boston Stock                                                                    117                      -
Purchase of premises and equipment                                                  (730)                  (156)
                                                                                --------------------------------
Net cash used by investing activities                                             (4,406)                (9,679)
                                                                                --------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Change in DDA, NOW, money market and
     savings accounts                                                             10,437                  2,183
Change in time deposit accounts                                                   (8,276)                 8,601
Proceeds from borrowed funds                                                           -                 17,000
Repayments of borrowed funds                                                      (6,155)               (19,893)
Change in mortgagors' escrow accounts                                                  1                     (4)
                                                                                --------------------------------
Net cash provided by financing activities                                         (3,993)                 7,887
                                                                                --------------------------------

Net change in cash and cash equivalents                                           (8,479)                (1,867)
Cash and cash equivalents at beginning of period                                  26,160                 12,667
                                                                                --------------------------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $ 17,681               $ 10,800
                                                                                --------------------------------

SUPPLEMENTAL DISCLOSURES Cash paid during the period for:
    Interest                                                                    $  3,175               $  2,108
    Income taxes                                                                $    245               $    495

See notes to consolidated financial statements

FIRST VALLEY BANCORP, INC.
JUNE 30, 2007

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1. BUSINESS
        --------
First Valley Bancorp, Inc. (the "Company"), a Connecticut corporation, was formed in 2005 for the purpose of becoming the one-bank holding company of Valley Bank (the "Bank"), a wholly-owned subsidiary. The Company's activity is currently limited to the holding of the Bank's outstanding common stock and the Bank is the Company's primary investment. The Company's net income is largely derived from the business of the Bank.

The Bank commenced operations as a Connecticut state-chartered commercial bank on November 15, 1999. The Bank is an insured bank under the Federal Deposit Insurance Act up to its applicable limits. Like most state-chartered commercial banks in Connecticut, it is not a member of the Federal Reserve System.

On July 12, 2007, the Company merged with and into New England Bancshares Acquisition, Inc. in exchange for cash and common stock of New England Bancshares, Inc. ("NEBS"). See Note 9 Merger for additional details.

The Bank conducts its business from four locations serving the greater Bristol community, its main office at Four Riverside Avenue, Bristol, Connecticut, 06010, and three additional full-service offices at 8 South Main Street in the Terryville section of Plymouth, Connecticut, 06786, at 98 Main Street in Southington, Connecticut, 06489, and at 888 Farmington Avenue, Bristol, Connecticut 06010.

The Bank is engaged principally in the business of attracting deposits from the general public and investing those deposits in small business, commercial real estate, residential real estate and consumer loans. In connection with both loans and deposits, the Bank does a substantial amount of business with individuals as well as customers in commercial and professional businesses. The Bank offers safe deposit boxes at all full-service locations, and other customary bank services to its customers. The Bank has drive-up facilities and automated teller machines which are connected to the NYCE, SUM and PLUS networks.

NOTE 2. BASIS OF PRESENTATION
        ---------------------
The interim consolidated financial statements of the Company include those of the Company and its wholly owned subsidiary, Valley Bank. Inter-company transactions have been eliminated. The Company does not consolidate its subsidiary, FVB Capital Trust I, as described in Note 8. The accounting and reporting policies of the Company conform to generally accepted accounting principles in the United States of America and to general practices within the banking industry. Such policies have been followed on a consistent basis.

In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet, and income and expenses for the period. Actual results could differ from those estimates.

Material estimates that are particularly susceptible to significant change in the near-term relate to the determination of the allowance for losses on loans. While management uses available information to recognize losses on loans, future additions to the allowance may be necessary based on changes in credit quality and economic conditions, particularly in Connecticut.

FIRST VALLEY BANCORP, INC.
JUNE 30, 2007

The data presented for the three and six months ended June 30, 2007 and 2006 reflect, in the opinion of management, all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods.

Interim results at and for the three and six months ended June 30, 2007 are not necessarily indicative of the results that may be expected for the fiscal year ended December 31, 2007.

NOTE 3. COMPREHENSIVE INCOME
        --------------------
Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" establishes standards for disclosure of comprehensive income, which includes net income and any changes in equity from non-owner sources that are not recorded in the income statement (such as changes in the net unrealized gains (losses) on securities).

The Company's one source of other comprehensive income is the net unrealized gain (loss) on securities.


                                                                                   Six Months Ended
(in thousands)                                                                          June 30,
                                                                                -----------------------
                                                                                    2007          2006
                                                                                    ----          ----
Net Income (loss)                                                               $     (99)   $     463

Other comprehensive income (loss):
---------------------------------
Net unrealized holding gains (losses) on securities available for sale                 10         (246)
Reclassification adjustment for loss recognized in net income                           -           86
                                                                                -----------------------
Other comprehensive income (loss) before tax expense                                   10         (160)
Income tax expense (benefit) related to items of other comprehensive
income (loss)                                                                           4          (62)
                                                                                -----------------------
Other comprehensive income (loss) net of tax                                            6          (98)
                                                                                -----------------------
TOTAL COMPREHENSIVE INCOME (LOSS)                                               $     (93)   $     365
                                                                                ========================


NOTE 4. INCOME PER SHARE
        ----------------
The Company has computed and presented income per share in accordance with Statement of Financial Accounting Standards No. 128.

NOTE 5. COMMITMENT TO EXTEND CREDIT
        ---------------------------
The Company is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit. These commitments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the statement of financial condition.

FIRST VALLEY BANCORP, INC.
JUNE 30, 2007

The contractual amounts of outstanding commitments June 30, 2007 and
December 31, 2006 were as follows:
(in thousands)                                     June 30,      December 31,
                                                    2007            2006
                                                   ---------     ------------
Commitments to extend credit:
Loan commitments                                $    4,370      $   8,759
Unadvanced lines of credit                          26,465         21,992
Unused overdraft privilege                           2,386              -
Standby letters of credit                            1,540          2,139
                                                ----------------------------
Outstanding commitments                         $   34,761      $  32,890
                                                ============================

NOTE 6. STOCK BASED COMPENSATION
        ------------------------
The Company has a long-term incentive plan authorizing various types of market and performance based incentive awards that may be granted to directors, officers and employees. Information regarding stock options as of June 30, 2007 is summarized below:

                                            ---------------------------
                                                            Weighted
                                                            Average
                                            Number of       Exercise
                                              shares         Price
                                            ---------------------------
Outstanding at December 31, 2006              118,242      $    8.22
   Granted                                          -              -
   Exercised                                        -              -
   Forfeited                                        -              -
                                            ---------------------------
Outstanding at June 30, 2007                  118,242      $    8.22
-----------------------------------------------------------------------

Options exercisable at June 30, 2007          118,242      $    8.22

On January 1, 2006, the Company adopted the provision of SFAS 123R using the modified prospective transition method. Under this transition method, compensation expense is recognized currently for all outstanding options not yet vested. All of the Company's outstanding options were fully vested as of the effective date and therefore no compensation expense was recognized. Previously, the Company applied APB Opinion 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for its long-term incentive plan.

NOTE 7. RECENT ACCOUNTING PRONOUNCEMENTS
        --------------------------------
In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements," to define fair value, establish a framework for measuring fair value and expand disclosures about fair values. The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect SFAS No. 157 to have a material impact on the Company's financial position or results of operation.

FIRST VALLEY BANCORP, INC.
JUNE 30, 2007


In February 2007, FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which permits entities to choose and measure many financial instruments and certain other items at fair value. The Company will be required to adopt SFAS No. 159 in the first quarter of 2008 with earlier adoption permitted, and is currently evaluating the impact of the adoption of SFAS No. 159 on its financial position and results of operations.

NOTE 8. LONG TERM DEBT
        --------------
In July 2005, the Company formed FVB Capital Trust I (the "Trust"). The Trust has no independent assets or operations and was created for the sole purpose of issuing trust preferred securities and investing the proceeds thereof in an equivalent amount of junior subordinated debentures issued by the Company.

Trust preferred securities issued by the statutory trust are considered regulatory capital for purposes of determining the Company's Tier I capital ratio and the Bank's Tier I capital ratio to the extent that the trust preferred proceeds have been invested in the Bank's capital.

The subordinated debentures, which bear an interest rate fixed at 6.42% for the first five years and a floating interest rate set at three-month LIBOR plus 190 basis points thereafter, mature on August 23, 2035 and can be redeemed at the Company's option in an amount equal to 100% of the principal amount of the debt securities beginning in 2010 and thereafter. The trust securities have identical terms except the duration of the trust is 35 years.

NOTE 9. MERGER
        ------
On November 21, 2006, the Company entered into a definitive agreement in which the Company would merge with and into New England Bancshares Acquisition, Inc. in exchange for cash and common stock of New England Bancshares, Inc. ("NEBS"). NEBS is a Maryland corporation based in Enfield, Connecticut and is the holding company for Enfield Federal Savings and Loan Association in Enfield, Connecticut. On July 12, 2007 the merger was completed and the separate corporate existence of the Company ceased. Valley Bank, the Company's subsidiary, became a subsidiary of NEBS. Per the definitive agreement, Valley Bank will continue as a separate subsidiary for a minimum of five years after the effective date, absent the occurrence of certain unexpected events.

The transaction is valued at approximately $25.6 million. Per the terms of the definitive agreement, each outstanding share of the Company to be converted into the right to receive 0.8907 shares of NEBS common stock and $9.00 in cash.